UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513 )

Exact name of registrant as specified in charter: Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: September 30, 2007

Date of reporting period: October 1, 2006— March 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Prime Money Market Fund

3|31|07

Semiannual Report

PUTNAM
INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Prime Money
Market Fund

3| 31| 07
Semiannual Report

Message from the Trustees	2
Report from the fund managers	5
Performance	10
Expenses	12
Your fund’s management	14
Terms and definitions	15
Trustee approval of management contract	17
Other information for shareholders	23
Financial statements	24

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

Although the global economy continues to demonstrate healthy growth, it has become evident that certain sectors of the U.S. economy have slowed somewhat. Volatility in the financial markets has been on the rise, reflecting increased uncertainty about the potential impact of problems in the housing market. However, we have also seen indications that inflation is stabilizing and the unemployment rate is declining. We consequently believe the resilience of the U.S. economy will enable it to weather this period of uncertainty.

As you may have heard, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings scheduled for May 15, 2007. We currently expect the transaction to be completed by the middle of 2007.

Putnam’s team of investment and business professionals will continue to be led by Putnam President and Chief Executive Officer Ed Haldeman. Your Trustees have been actively involved through every step of the discussions, and we will continue in our role of overseeing the Putnam funds on your behalf.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended March 31, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Prime Money Market Fund emphasizes high-quality, short-term, fixed-income securities. The fund seeks as high a rate of current income as Putnam believes is consistent with preservation of capital and maintenance of liquidity. The fund may be appropriate for institutional investors who seek to maintain stability of principal and easy access to their money.

Highlights

• For the six months ended March 31, 2007, Putnam Prime Money Market Fund’s class I shares returned 2.67% .

• The average return for the fund’s Lipper category, Institutional Money Market Funds, was 2.48% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 10.

Performance

Total return for class I shares for periods ended 3/31/07

Current 7-day yield (at 3/31/07) is 5.26% (with expense limitation).
Current 7-day yield (at 3/31/07) is 5.11% (without expense limitation).

	Average annual return	Cumulative return
	NAV	NAV

Life of fund (inception: 5/6/04)	3.61%	10.83%

1 year	5.28	5.28

6 months	—	2.67

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Investment return will fluctuate. Performance assumes reinvestment of distributions. Class I shares do not bear an initial sales charge. For a portion of the periods, this fund may have limited expenses, without which returns and yields would have been lower. To obtain the most recent month-end performance, visit www.putnam.com. The 7-day yield is one of the most important gauges for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

Report from the fund managers

The period in review

With the Federal Reserve (the Fed) holding its benchmark short-term interest rate, the federal funds rate, steady during the first half of the fund’s fiscal year, money market yields shifted within a narrow range. However, half way through the reporting period, weaker economic data led many investors to believe that the Fed might lower rates. We disagreed with this assessment and continued our focus on shorter-maturity securities, while many of the fund’s peers began to emphasize longer-maturity money market assets. As of the end of the semiannual period on March 31, 2007, the federal funds rate was unchanged and the fund had benefited from our decision; its total return at net asset value (NAV) edged ahead of the average for its Lipper peer group.

Market overview

Just over a month before the beginning of the fund’s 2007 fiscal year, which started October 1, 2006, there was a major change in the Fed’s interest-rate policy. After 17 increases in the federal funds rate, the Fed suspended its credit-tightening program in August 2006, holding this benchmark rate for overnight loans between banks steady at 5.25% . Subsequently, the central bank’s rate policy was to hold rates steady throughout the six-month period. Since then, statements from the Federal Open Market Committee, the central bank’s policy-setting panel, have indicated that future rate decisions will depend on whether the Fed concludes that inflation or slower growth represents the greater risk to the economy. Reflecting the uncertainty in the marketplace regarding the Fed’s policy direction, yields on shorter-maturity bonds increased, and short- and intermediate-term tax-exempt bonds underperformed comparable Treasuries.

Given the Fed’s decision to hold its key short-term interest rate steady throughout the reporting period, the yield curve — a graphical representation of the difference in yield for bonds of comparable quality plotted from the shortest to the longest maturity — remained flat. In other words, there was less difference in yield between short- and longer-term securities than would be expected under normal conditions.

The Fed is also keeping a close eye on the financial stability of the sub-prime mortgage market. Sub-prime mortgage loans are made to borrowers with low credit ratings and have higher risk of default. While multiple lenders have experienced problems, we would like to reassure shareholders that the money market sector has largely been unaffected by the difficulties in the sub-prime mortgage market. If the problems in the sub-prime market spill over into the broader economy, there could be some widening of credit spreads throughout the entire fixed-income market. In any event, we believe the fund’s high-quality focus should help insulate it from any potential ripple should the sub-prime mortgage lending sector experience further deterioration.

According to iMoneyNet, assets of all money market funds have continued to grow — increasing 10% over the fund’s six-month reporting period. By the end of the semiannual period, assets of all money-market mutual funds — taxable, institutional, and tax-free — had climbed to a record $2.396 trillion.* Part of this tremendous growth is due to the increasing popularity of taxable and tax-free money market funds among cash managers at major corporations, who invest in money market funds and directly in short-term investments such as time deposits and commercial paper.

Strategy overview

Given our expectation at the outset of the fiscal year that the Fed would hold its benchmark rate steady into 2007, we

*Source: iMoneyNet, March 31, 2007.

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 3/31/07.

Bonds

Lipper Institutional Money Market Funds category average	2.48%

Merrill Lynch 91-Day Treasury Bill Index (short-maturity U.S. Treasury bills)	2.52%

Lehman Aggregate Bond Index (broad bond market)	2.76%

Citigroup World Government Bond Index (global government bonds)	2.98%

Equities

S&P 500 Index (broad stock market)	7.38%

Russell 1000 Index (large-company stocks)	8.25%

Russell 2000 Index (small-company stocks)	11.02%

continued to increase the fund’s exposure to floating-rate money market securities. These investments helped the portfolio capture higher interest rates than what was available in the fixed-rate market, since yields on these securities reset in accordance with changes in short-term interest rates. We also increased the portfolio’s exposure to floating-rate securities with interest rates that reset quarterly and only added selectively to longer-term fixed-rate securities to lock in yields when attractive opportunities presented themselves.

By late January, oil prices had fallen due to a warmer-than-expected winter. Economic growth indicators had weakened, and investors began to ponder the possibility that the Fed might lower interest rates. While many money market investors increased their focus on longer-maturity money market securities to lock in yields at that time, we maintained our emphasis on the short end of the money-market yield curve — that is, maturities of 90 days or less — because we didn’t think the Fed would lower rates. Our conviction meant that we were out of step with most investors, but our outlook proved correct, and the Fed’s benchmark rate held steady during the reporting period, with a positive impact on shorter-term securities as a result.

In keeping with our conservative outlook, the fund’s weighted average days to maturity (WAM), which indicates its relative sensitivity to changes in interest rates, was kept shorter than that of many others in its peer group, which contributed favorably to the

Performance comparisons

As of 3/31/07

	Current yield*

Regular savings account	0.20%

Average taxable money market fund compound 7-day yield	4.87

3-month certificate of deposit	5.30

	Current yield (with	Current yield (without
Putnam Prime Money Market Fund (7-day yield)	expense limitation)	expense limitation)

Class I	5.26%	5.11%

Class S	5.16	5.01

Class A	5.01	4.86

Class R	4.76	4.61

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value on regular savings accounts and on bank certificates of deposits (CDs) is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals.

During the period, the fund may have limited expenses, without which yields would have been lower.

* Sources: Bank of America (regular savings account), iMoneyNet Money Fund Report (average taxable money market fund compound 7-day yield), and Federal Reserve Board of Governors (3-month CDs).

fund’s relative performance. The portfolio’s average days to maturity was 44 days at the end of the prior fiscal year on September 30, 2006, and 40 days on March 31, 2007. The fund’s 7-day yield dropped slightly over the same time frame, from 5.29% to 5.26% .*

Your fund’s holdings

Money market securities issued by large domestic and foreign banks are important core holdings for the fund. Barclays Bank in the United Kingdom and Credit Agricole in France are two of the premier European issuers in the portfolio. Barclays provides a broad range of investment banking and asset management services throughout the world. It also has banking operations in other European countries and South Africa. Credit Agricole is the largest bank in France, with nearly one quarter of the country’s retail deposits. With its purchase of a domestic competitor in 2003, Credit Agricole has since bolstered its retail presence and diversified its business profile into asset management and corporate and investment banking.

Commercial paper — short-term obligations issued by banks, corporations, and other borrowers — is also typically a core component of the fund’s portfolio. Three Rivers Funding Corporation represents a new asset-backed commercial paper issuer for the fund. This company issues commercial paper to finance corporate clients of Mellon Bank. The proceeds from the sale of the

*Yields cited reflect an expense limitation, without which yields would have been lower.

Portfolio composition comparison

This chart shows how the fund’s weightings have changed over the last six months. Weightings are shown as a percentage of portfolio value. Holdings will vary over time.

commercial paper are used to purchase the financial assets from these clients that back these securities. These assets include trade, lease, and credit card receivables, as well as mortgage loans.

Similarly, Park Granada uses high-quality mortgage loans sponsored by Countrywide Home Loans to back their commercial paper issuance. In other words, Park Granada issues commercial paper to provide mortgage warehouse financing to Countrywide for newly originated residential mortgage loans before they are securitized in the long-term asset-backed securities market. On average, each loan resides in Park Granada for approximately one month. All loans backing Park Granada commercial paper are considered prime, and loan eligibility criteria are kept stringent to ensure high quality. Countrywide holds established agreements with large international banks that insulate Park Granada and its investors from any market price risk associated with the underlying mortgage loans. In our opinion, additional performance monitoring triggers and layers of credit protection Park Granada has put in place further enhance its high creditworthiness.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We believe the Fed is likely to continue to hold interest rates steady until more data becomes available to clarify whether inflation or slower growth is the greater risk to our currently stable economy. While the Fed still seems more worried about inflation than growth, it has backed away from an explicit bias towards tightening. Therefore, while we anticipate that economic growth is likely to slow as 2007 unfolds, we plan to maintain a relatively short duration strategy until longer-range Fed policy becomes clearer.

Against this backdrop, we will be looking for timely opportunities to purchase fixed-rate paper with a longer maturity horizon that is attractively priced to lock in yield as a hedge for a possible decline in interest rates. In the process, we will continue to place high-quality issuers and securities into the fund to ensure that the credit quality remains strong and well diversified.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to maintain a constant share price of $1.00, it is possible to lose money by investing in this fund.

Your fund’s performance

This section shows your fund’s performance for periods ended March 31, 2007, the end of the first half of its current fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-752-2693.

Fund performance

Total return for periods ended 3/31/07

	Class I	Class S	Class A	Class R
(inception dates)	(5/6/04)	(5/6/04)	(5/6/04)	(5/6/04)
	NAV	NAV	NAV	NAV

Life of fund	10.83%	10.50%	10.03%	9.23%
Annual average	3.61	3.50	3.35	3.09

1 year	5.28	5.17	5.01	4.75

6 months	2.67	2.61	2.53	2.41

Current yield (end of period)*
Current 7-day yield
(with expense limitation)	5.26	5.16	5.01	4.76

Current 7-day yield
(without expense limitation)	5.11	5.01	4.86	4.61

Current 30-day yield
(with expense limitation)	5.25	5.15	5.00	4.75

Current 30 day yield
(without expense limitation)	5.10	5.00	4.85	4.60

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. None of the share classes carry an initial sales charge or a contingent deferred sales charge.

For a portion of the periods, the fund may have limited expenses, without which returns and yields would have been lower.

* The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

Comparative returns

For periods ended 3/31/07

Lipper Institutional
Money Market Funds
category average*

Life of fund (since 5/6/04)	9.89%
Annual average	3.30

1 year	4.93

6 months	2.48

* Over the 6-month, 1-year, and life-of-fund periods ending 3/31/07, there were 360, 359, and 302 funds, respectively, in this Lipper category.

Fund distribution information

For the six-month period ended 3/31/07

Distributions*	Class I	Class S	Class A	Class R

Number	6	6	6	6

Income	$0.026298	$0.025778	$0.025038	$0.023780

Total	$0.026298	$0.025778	$0.025038	$0.023780

* Dividend sources are estimated and may vary based on final tax calculations after the fund's fiscal year-end.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Prime Money Market Fund from October 1, 2006, to March 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class I	Class S	Class A	Class R

Expenses paid per $1,000*	$ 0.61	$ 1.11	$ 1.87	$ 3.13

Ending value (after expenses)	$1,026.70	$1,026.10	$1,025.30	$1,024.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2007, use the calculation method below. To find the value of your investment on October 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 10/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-752-2693.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class I	Class S	Class A	Class R

Expenses paid per $1,000*	$ 0.61	$ 1.11	$ 1.87	$ 3.13

Ending value (after expenses)	$1,024.33	$1,023.83	$1,023.09	$1,021.84

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class I	Class S	Class A	Class R

Your fund’s annualized expense ratio	0.12%	0.22%	0.37%	0.62%

Average annualized expense ratio for Lipper peer group*	0.35%	0.45%	0.60%	0.85%

* Simple average of the expenses of all funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 3/31/07. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares, other than class I shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s management

Your fund is managed by the members of the Putnam Fixed-Income Money Market Team. Joanne Driscoll is the Portfolio Leader and Jonathan Topper is a Portfolio Member of the fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Fixed-Income Money Market Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $630,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Joanne Driscoll is also a Portfolio Leader of Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund.

Jonathan Topper is also a Portfolio Member of Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund.

Joanne Driscoll and Jonathan Topper may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Member

Your fund’s Portfolio Leader and Portfolio Member did not change during the year ended March 31, 2007.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Share classes

Class I shares are not subject to an initial sales charge or contingent deferred sales charge (CDSC), and do not carry a 12b-1 fee.

Class S shares are not subject to an initial sales charge or CDSC, but carry a 12b-1 fee.

Class A shares are not subject to an initial sales charge or CDSC, but carry a higher 12b-1 fee than class S shares.

Class R shares are not subject to an initial sales charge but carry a higher 12b-1 fee than class A and class S shares.

Shares of this fund, regardless of class, are not exchangeable into shares of any other Putnam fund.

Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lipper Institutional Money Market Funds category average is an equally weighted average of the total return of all funds in the Lipper Institutional Money Market Funds category.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract and administrative services contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and administrative services contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund (which includes fees paid under the administrative services contract) represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management (and administrative services, if applicable) fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management and administrative services fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 14th percentile in management fees and in the 1st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. (A “breakpoint” is a reduction in fee rates that applies to additional assets once specified asset levels are reached.) The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class I share cumulative total return performance at net asset value was in the following percentile of its Lipper Inc. peer group (Lipper Institutional Money Market Funds) for the one-year period ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period

14th

(Because of the passage of time, this performance result may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-year period ended March 31, 2006, there were 319 funds in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

* The percentile ranking for your fund’s class I share annualized total return performance in the Lipper Institutional Money Market Funds category for the one-year period ended March 31, 2007, was 4%. Over the one-year period ended March 31, 2007, the fund ranked 12th out of 359 funds. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of new management contracts in connection with pending change in control

As discussed in the “Message from the Trustees” at the beginning of this shareholder report, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc., a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings scheduled for May 15, 2007. The transaction is currently expected to be completed by the middle of 2007.

At an in-person meeting on February 8-9, 2007, the Trustees considered the approval of new management contracts for each Putnam fund proposed to become effective upon the closing of the transaction, and the filing of a preliminary proxy statement. At an in-person meeting on March 8-9, 2007, the Trustees considered the approval of the final forms of the proposed new management contracts for each Putnam fund and the proxy statement. They reviewed the terms of the proposed new management contracts and the differences between the proposed new management contracts and the current management contracts. They noted that the terms of the proposed new management contracts were substantially identical to the current management contracts, except for certain changes developed at the initiative of the Trustees and designed largely to address inconsistencies among various of the existing contracts, which had been developed and implemented at different times in the past. In considering the approval of the proposed new management contracts, the Trustees also considered, as discussed further in the proxy statement, various matters relating to the transaction. Finally, in considering the proposed new management contracts, the Trustees also took into account their deliberations and conclusions (discussed above in the preceding paragraphs of the “Trustee Approval of Management Contract” section) in connection with the most recent annual approval of the continuance of the Putnam funds’ management contracts effective July 1, 2006, and the extensive materials that they had reviewed in connection with that approval process. Based upon the foregoing considerations, on March 9, 2007, the Trustees, including all of the Independent Trustees, unanimously approved the proposed new management contracts and determined to recommend their approval to the shareholders of the Putnam funds.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 3/31/07 (Unaudited)

COMMERCIAL PAPER (55.9%)*

	Yield (%)	Maturity date	Principal amount	Value

Domestic (47.8%)
Aegis Finance, LLC	5.328	4/20/07	$20,000,000	$19,944,056
Aegis Finance, LLC	5.301	4/10/07	25,000,000	24,967,031
Amstel Funding Corp.	5.381	4/25/07	24,000,000	23,916,160
Amstel Funding Corp.	5.341	4/17/07	37,000,000	36,913,667
Amstel Funding Corp.	5.306	5/25/07	50,000,000	49,612,250
Aquifer Funding, LLC	5.303	4/4/07	23,000,000	22,989,880
Aquifer Funding, LLC	5.303	4/3/07	30,000,000	29,991,200
Atlantic Asset Securitization, LLC	5.328	5/21/07	30,000,000	29,780,000
Atlantic Asset Securitization, LLC	5.303	4/19/07	30,000,000	29,920,800
BA Credit Card Trust Emerald Notes	5.320	5/8/07	36,000,000	35,805,195
BA Credit Card Trust Emerald Notes	5.311	6/27/07	34,000,000	33,569,447
BA Credit Card Trust Emerald Notes	5.311	6/14/07	25,000,000	24,730,465
BA Credit Card Trust Emerald Notes	5.311	6/6/07	35,000,000	34,663,767
BA Credit Card Trust Emerald Notes	5.300	6/7/07	22,200,000	21,983,914
Bank of America Corp.	5.300	6/8/07	9,700,000	9,604,175
Barton Capital, LLC	5.343	4/12/07	15,131,000	15,106,357
Barton Capital, LLC	5.296	4/24/07	25,000,000	24,915,986
Bear Stearns Cos.	5.302	6/15/07	30,000,000	29,673,125
Bryant Park Funding, LLC	5.331	4/26/07	10,311,000	10,273,408
Bryant Park Funding, LLC	5.299	4/19/07	45,000,000	44,881,763
CHARTA, LLC	5.330	4/10/07	40,000,000	39,947,200
CHARTA, LLC	5.319	4/23/07	47,000,000	46,848,778
CHARTA, LLC	5.314	6/4/07	43,000,000	42,597,902
CHARTA, LLC	5.308	4/12/07	35,000,000	34,943,640
CIT Group, Inc.	5.355	5/11/07	13,327,000	13,249,259
CIT Group, Inc.	5.314	6/12/07	11,550,000	11,429,187
Citibank Credit Card Issuance Trust
Dakota Notes	5.316	4/11/07	21,845,000	21,813,143
Citibank Credit Card Issuance Trust
Dakota Notes	5.304	4/25/07	30,000,000	29,894,800
Citius I Funding, LLC	5.340	6/13/07	41,000,000	40,561,858
Citius I Funding, LLC	5.336	5/18/07	25,000,000	24,827,340
Citius I Funding, LLC	5.328	5/29/07	33,901,000	33,612,615
Citius I Funding, LLC	5.305	4/10/07	17,166,000	17,143,341
Citius I Funding, LLC	5.303	4/12/07	30,000,000	29,951,600
Citius I Funding, LLC	5.298	4/4/07	20,000,000	19,991,208
Citius II Funding, LLC	5.318	5/3/07	30,000,000	29,859,467
Citius II Funding, LLC	5.308	5/2/07	30,000,000	29,864,117
Citius II Funding, LLC	5.303	4/4/07	74,559,000	74,526,194
CRC Funding, LLC	5.309	5/3/07	30,000,000	29,859,200
CRC Funding, LLC	5.297	5/14/07	31,765,000	31,565,428
Curzon Funding, LLC	5.351	4/16/07	47,500,000	47,396,885
Curzon Funding, LLC	5.324	4/27/07	11,000,000	10,958,371
Curzon Funding, LLC	5.310	4/20/07	8,000,000	7,977,770
Curzon Funding, LLC	5.308	6/26/07	33,000,000	32,587,307
Curzon Funding, LLC	5.302	6/25/07	30,000,000	29,629,542

COMMERCIAL PAPER (55.9%)* continued

	Yield (%)	Maturity date	Principal amount	Value

Domestic continued
Gotham Funding Corp.	5.321	4/23/07	$17,182,000	$17,126,349
Gotham Funding Corp.	5.303	4/19/07	15,078,000	15,038,194
Govco, Inc.	5.325	6/18/07	20,000,000	19,773,583
Govco, Inc.	5.310	6/20/07	19,000,000	18,778,756
Govco, Inc.	5.301	6/13/07	20,000,000	19,787,894
Govco, Inc.	5.296	6/8/07	28,000,000	27,723,656
Grampian Funding, LLC	5.327	6/11/07	20,000,000	19,795,283
Grampian Funding, LLC	5.315	4/13/07	30,000,000	29,947,800
Grampian Funding, LLC	5.310	4/16/07	27,000,000	26,941,331
Jupiter Securitization Corp.	5.303	4/24/07	23,630,000	23,550,288
Klio II Funding Corp.	5.324	4/11/07	20,000,000	19,970,778
Klio II Funding Corp.	5.321	4/17/07	46,000,000	45,892,564
Klio II Funding Corp.	5.320	6/13/07	40,000,000	39,574,167
Klio II Funding Corp.	5.317	4/20/07	67,031,000	66,843,853
Master Funding, LLC Ser. B	5.349	5/31/07	41,000,000	40,637,833
Park Granada, LLC	5.348	4/30/07	15,986,000	15,918,908
Park Granada, LLC	5.335	5/25/07	28,000,000	27,777,820
Park Granada, LLC	5.316	7/30/07	47,000,000	46,182,200
Park Granada, LLC	5.314	4/13/07	10,260,000	10,241,977
Park Granada, LLC	5.313	4/12/07	34,324,000	34,268,729
Park Granada, LLC	5.312	4/5/07	10,000,000	9,994,133
Park Granada, LLC	5.307	5/8/07	15,895,000	15,809,070
Park Granada, LLC	5.307	4/9/07	15,609,000	15,590,720
Park Granada, LLC	5.284	5/4/07	25,000,000	24,881,521
Ranger Funding Co., LLC	5.311	5/18/07	34,246,000	34,010,378
Sheffield Receivables Corp.	5.302	4/10/07	35,000,000	34,953,712
Stratford Receivables Co., LLC	5.500	4/2/07	50,068,000	50,060,351
Stratford Receivables Co., LLC	5.444	4/4/07	30,000,000	29,986,400
Stratford Receivables Co., LLC	5.355	4/30/07	50,000,000	49,785,319
Three Rivers Funding Corp.	5.315	4/16/07	6,793,000	6,778,027
Three Rivers Funding Corp.	5.310	4/26/07	23,000,000	22,916,146
Three Rivers Funding Corp.	5.302	4/20/07	50,000,000	49,860,667
Three Rivers Funding Corp.	5.296	4/9/07	40,000,000	39,953,156
Thunder Bay Funding, Inc.	5.310	6/25/07	22,000,000	21,727,811
Vehicle Services of America, Ltd.
(Bank of America, N.A. (Letter
of Credit (LOC)))	5.330	5/9/07	50,000,000	49,722,125
Working Capital Management Co., L.P.	5.306	4/23/07	25,000,000	24,919,333
Working Capital Management Co., L.P.	5.301	4/3/07	23,085,000	23,078,241
Working Capital Management Co., L.P.	5.301	4/2/07	39,000,000	38,994,280
Yorktown Capital, LLC	5.292	5/1/07	15,000,000	14,934,375
				2,408,006,526

Foreign (8.1%)
Atlantis One Funding Corp. (Netherlands)	5.313	4/11/07	35,000,000	34,949,736
Bank of Ireland (Ireland)	5.344	8/6/07	35,000,000	34,357,327
Barclays U.S. Funding Corp.
(United Kingdom)	5.320	4/2/07	37,000,000	36,994,604
Barclays U.S. Funding Corp.
(United Kingdom)	5.309	5/9/07	25,000,000	24,861,722

COMMERCIAL PAPER (55.9%)* continued

	Yield (%)	Maturity date	Principal amount	Value

Foreign continued
COFCO Capital Corp. (Rabobank
Nederland (LOC)) (Netherlands)	5.303	4/5/07	$7,500,000	$7,495,617
ED & F Man Treasury Management
(Royal Bank of Scotland (LOC))
(United Kingdom)	5.366	4/5/07	22,375,000	22,361,674
ICICI Bank, Ltd. (Fortis Bank SA/NV
(LOC)) (Belgium)	5.319	5/9/07	25,000,000	24,861,458
Societe Generale (France)	5.318	4/4/07	24,000,000	23,989,640
Swedbank (Sweden)	5.303	5/16/07	32,000,000	31,790,000
Tulip Funding Corp. (Netherlands)	5.355	4/30/07	20,000,000	19,914,128
Tulip Funding Corp. (Netherlands)	5.312	4/2/07	40,000,000	39,994,122
UBS Finance (Delaware), LLC
(Switzerland)	5.311	6/8/07	10,100,000	9,999,842
UBS Finance (Delaware), LLC
(Switzerland)	5.298	7/6/07	30,000,000	29,582,400
UniCredito Italiano Bank (Ireland)
PLC (Italy)	5.355	8/6/07	40,000,000	39,264,106
Westpac Trust Securities NZ, Ltd.
(Australia)	5.347	4/13/07	30,000,000	29,947,750
				410,364,126

Total commercial paper (cost $2,818,370,652)				$2,818,370,652

CORPORATE BONDS AND NOTES (16.4%)*

	Yield (%)	Maturity date	Principal amount	Value

Domestic (3.8%)
Bank of New York Co., Inc. (The) 144A
sr. notes FRN, Ser. XMTN (M)	5.320	3/10/15	$18,000,000	$18,000,000
JPMorgan Chase & Co. sr. notes FRN,
Ser. MTN (M)	5.300	4/11/12	20,000,000	20,000,000
Lehman Brothers Holdings, Inc. FRN,
Ser. MTN	5.330	6/26/07	15,000,000	15,000,000
Lehman Brothers Holdings, Inc.
sr. notes FRN, Ser. H	5.380	7/25/07	20,000,000	20,002,477
Merrill Lynch & Co., Inc. FRN, Ser. C (M)	5.330	9/15/10	9,000,000	9,000,000
Merrill Lynch & Co., Inc. sr. notes FRN,
Ser. MTN (M)	5.300	8/24/11	25,000,000	25,000,000
Merrill Lynch & Co., Inc. sr. unsec.
notes FRN (M)	5.300	4/17/12	45,000,000	45,000,000
Morgan Stanley Dean Witter & Co. FRN	5.485	7/27/07	13,930,000	13,937,426
Wachovia Corp. sr. notes FRN	5.440	7/20/07	26,000,000	26,008,643
				191,948,546

Foreign (12.6%)
Banco Espanol de Credito SA 144A
sr. unsub. notes FRN (Spain) (M)	5.335	4/18/12	40,000,000	40,000,000
Banco Santander Totta SA 144A bank
guaranty FRN (Portugal) (M)	5.319	3/7/12	42,300,000	42,300,000

CORPORATE BONDS AND NOTES (16.4%)* continued

	Yield (%)	Maturity date	Principal amount	Value

Foreign continued
Bank of Ireland 144A unsec. notes FRN,
Ser. XMTN (Ireland) (M)	5.320	10/20/10	$25,000,000	$25,000,204
BNP Paribas 144A FRN (France) (M)	5.330	5/19/11	29,000,000	29,000,000
Commonwealth Bank of Australia
144A FRN (Australia) (M)	5.320	8/24/10	20,000,000	20,000,000
Credit Agricole S.A. 144A FRN
(France) (M)	5.330	7/22/11	20,000,000	20,000,000
Credit Agricole S.A. 144A FRN
(France) (M)	5.320	3/22/12	40,000,000	40,000,000
Danske Bank A/S 144A FRN
(Denmark) (M)	5.290	3/20/13	40,000,000	40,000,000
DnB NOR Bank ASA 144A FRN
(Norway) (M)	5.310	5/25/11	25,000,000	25,000,000
HBOS Treasury Services PLC 144A
FRN, Ser. MTN* (United Kingdom) (M)	5.310	2/9/11	22,000,000	22,000,000
HSBC Bank USA sr. notes FRN,
Ser. BKNT (United Kingdom)	5.420	9/21/07	31,700,000	31,715,814
HSBC Finance Corp. FRN, Ser. MTN
(United Kingdom)	5.400	10/4/07	30,000,000	30,010,193
HSBC USA, Inc. sr. unsec. notes FRN,
Ser. EXT (United Kingdom) (M)	5.320	12/15/11	19,000,000	19,000,000
National Australia Bank 144A FRB
(Australia) (M)	5.289	3/7/11	29,000,000	29,000,000
Nordea Bank AB 144A FRN
(Sweden) (M)	5.330	8/11/10	18,000,000	18,000,000
Nordea Bank AB 144A unsec. notes
FRN, Ser. EXL (Sweden) (M)	5.300	4/8/11	15,000,000	15,000,000
Santander US Debt, S.A. Unipersonal
144A bank guaranty FRN (Spain)	5.370	10/19/07	45,000,000	45,008,184
UBS AG notes Ser. MTN (Switzerland)	5.415	1/11/08	30,000,000	30,000,000
Westpac Banking Corp. dep. notes
FRN (Australia)	5.290	12/7/07	65,000,000	64,994,353
Westpac Banking Corp. 144A FRN
(Australia) (M)	5.310	2/16/11	24,000,000	24,000,000
Westpac Banking Corp. 144A FRN
(Australia) (M)	5.300	12/6/11	25,000,000	25,000,000
				635,028,748

Total corporate bonds and notes (cost $826,977,294)				$826,977,294

CERTIFICATES OF DEPOSIT (13.2%)*

	Yield (%)	Maturity date	Principal amount	Value

Domestic (2.4%)
Citizens Bank of Pennsylvania Ser. CD	5.330	4/9/07	$50,000,000	$50,000,000
SunTrust Bank FRN, Ser. CD	5.310	1/28/08	50,000,000	50,009,688
Washington Mutual Bank FA Ser. CD	5.340	5/17/07	20,000,000	19,998,251
				120,007,939

CERTIFICATES OF DEPOSIT (13.2%)* continued

	Yield (%)	Maturity date	Principal amount	Value

Foreign (10.8%)
Bank of Nova Scotia FRN,
Ser. YCD (Canada)	5.265	12/31/07	$75,000,000	$74,987,255
Barclays Bank PLC FRN, Ser. YCD
(United Kingdom)	5.281	3/17/08	34,600,000	34,595,277
Barclays Bank PLC FRN, Ser. YCD
(United Kingdom)	5.265	4/4/07	35,000,000	34,999,943
Calyon FRN, Ser. YCD (France)	5.280	9/13/07	47,000,000	46,994,179
Calyon FRN, Ser. YCD (France)	5.271	4/2/08	26,000,000	25,993,921
Canadian Imperial Bank of Commerce
FRN, Ser. YCD1 (Canada) (M)	5.320	12/23/10	15,000,000	15,000,000
Credit Suisse New York FRN,
Ser. YCD (Switzerland)	5.305	9/24/07	49,650,000	49,653,521
Credit Suisse New York FRN,
Ser. YCD (Switzerland)	5.300	8/1/07	40,000,000	40,000,603
Royal Bank of Canada FRN,
Ser. YCD (Canada)	5.265	3/24/08	40,000,000	39,991,520
Societe Generale FRN, Ser. YCD (France)	5.365	11/27/07	30,000,000	30,000,000
Societe Generale Ser. ECD
(France) (acquired 1/18/07,
cost $45,991,923) ‡	5.320	7/9/07	46,000,000	45,995,324
Societe Generale Ser. YCD (France)	5.420	1/16/08	49,000,000	49,000,000
Svenska Handelsbanken FRN,
Ser. YCD (Sweden)	5.265	10/4/07	28,000,000	27,997,176
Swedbank FRN, Ser. YCD (Sweden)	5.270	4/3/08	28,000,000	27,993,109
				543,201,828

Total certificates of deposit (cost $663,209,767)				$663,209,767

MUNICIPAL BONDS AND NOTES (2.9%)*

		Maturity
	Yield (%)	date	Rating**	Principal amount	Value

CO Hsg. & Fin. Auth. VRDN
(Multi-Fam.), Ser. B-1, Class II, MBIA
(DEPFA Bank PLC (LOC))(M)	5.350	10/1/44	VMIG1	$19,000,000	$19,000,000
(Single Fam.), Ser. A-1, Class I
(Dexia Credit Local (LOC)) (M)	5.350	11/1/34	VMIG1	23,110,000	23,110,000
(Single Fam. Mtge.), Ser. B-2
(JPMorganChase Bank (LOC)) (M)	5.350	11/1/33	VMIG1	19,655,000	19,655,000
KY Hsg. Corp. VRDN, Ser. W
(Lloyds TSB Bank PLC (LOC)) (M)	5.320	7/1/37	VMIG1	10,000,000	10,000,000
North TX, Higher Ed. Auth. Inc.
VRDN (Student Loan)
Ser. C, AMBAC (M)	5.320	12/1/45	VMIG1	46,100,000	46,100,000
Ser. B, AMBAC (DEPFA Bank PLC
(LOC)) (M)	5.320	12/1/44	VMIG1	30,700,000	30,700,000

Total municipal bonds and notes (cost $148,565,000)					$148,565,000

U.S. GOVERNMENT AGENCY OBLIGATIONS (1.5%)*

	Yield (%)	Maturity date	Principal amount	Value

Fannie Mae notes	5.300	1/8/08	$45,000,000	$45,000,000
Federal Home Loan Bank bonds	5.400	2/25/08	28,400,000	28,400,000

Total U.S. government agency obligations (cost $73,400,000)				$73,400,000

TIME DEPOSITS (1.4%)* (cost $71,000,000)

	Yield (%)	Maturity date	Principal amount	Value

BNP Paribas (France)	5.420	4/2/07	$71,000,000	$71,000,000

PROMISSORY NOTES (0.8%)* (cost $41,600,000)

	Yield (%)	Maturity date	Principal amount	Value

Goldman Sachs Group, Inc. (The) FRN
(acquired 2/28/07, cost $41,600,000) ‡	5.330	11/23/07	$41,600,000	$41,600,000

ASSET-BACKED SECURITIES (0.5%)* (cost $25,797,534)

	Yield (%)	Maturity date	Principal amount	Value

TIAA Real Estate CDO, Ltd. 144A FRB,
Ser. 03-1A, Class A1MM
(Cayman Islands) (M)	5.350	12/28/18	$25,797,534	$25,797,534

SHORT-TERM INVESTMENTS (9.4%)*

	Principal amount	Value

Interest in $565,000,000 joint tri-party repurchase agreement dated March 30, 2007 with Bank of America Securities, LLC
due April 2, 2007 with respect to various U.S. Government
obligations — maturity value of $100,044,833 for an effective yield of 5.38% (collateralized by Fannie Mae and Freddie Mac securities with coupon rates ranging from 5.00% to 6.50% and due dates ranging from September 1, 2034 to March 1, 2037,
valued at $576,300,000)	$100,000,000	$100,000,000

Interest in $75,000,000 tri-party repurchase agreement dated
March 30, 2007 with Bank of America Securities, LLC due
April 2, 2007 with respect to various U.S. Government obli-
gations — maturity value of $75,034,375 for an effective yield of 5.50% (collateralized by Fannie Mae securities with a coupon
rate of 5.00% due June 1, 2035, valued at $76,500,001)	75,000,000	75,000,000

SHORT-TERM INVESTMENTS (9.4%)* continued

	Principal amount	Value

Interest in $150,000,000 tri-party repurchase agreement
dated March 30, 2007 with JPMorgan Securities, Inc. due
April 2, 2007 with respect to various U.S. Government obli-
gations — maturity value of $150,068,469 for an effective yield of 5.478% (collateralized by various corporate bonds and
notes with coupon rates ranging from 5.00% to 9.00% and due
dates ranging from May 15, 2008 to October 1, 2045, valued
at $153,004,107)	$150,000,000	$150,000,000

Interest in $50,000,000 tri-party repurchase agreement dated
March 30, 2007 with Lehman Brothers, Inc. due April 2, 2007
with respect to various U.S. Government obligations —
maturity value of $50,022,823 for an effective yield of 5.478%
(collateralized by BBVA Bancomer SA securities with a coupon
rate of 5.30% due July 22, 2015, valued at $51,002,504)	50,000,000	50,000,000

Interest in $100,000,000 tri-party repurchase agreement
dated March 30, 2007 with Merrill Lynch Government
Securities due April 2, 2007 with respect to various U.S.
Government obligations — maturity value of $100,045,646 for
an effective yield of 5.478% (collateralized by various corporate bonds and notes with coupon rates ranging from 4.004% to
7.125% and due dates ranging from June 1, 2010 to
March 1, 2013, valued at $102,000,428)	100,000,000	100,000,000

Total short-term investments (cost $475,000,000)		$475,000,000

TOTAL INVESTMENTS

Total investments (cost $5,143,920,247)		$5,143,920,247

* Percentages indicated are based on net assets of $5,042,594,938.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at March 31, 2007 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2007. Security ratings are defined in the Statement of Additional Information.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 2007 was $87,595,324 or 1.7% of net assets.

(M) The security’s effective maturity date is less than one year.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Variable Rate Demand Notes (VRDN), Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at March 31, 2007.

The dates shown on debt obligations are the original maturity dates.

AMBAC represents AMBAC Indemnity Corporation.

MBIA represents MBIA Insurance Company.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at March 31, 2007 (as a percentage of Portfolio Value):

Australia	3.7%
Belgium	0.5
Canada	2.5
Cayman Islands	0.5
Denmark	0.8
France	7.4
Ireland	1.2
Italy	0.8
Netherlands	2.0
Norway	0.5
Portugal	0.8
Spain	1.7
Sweden	2.3
Switzerland	3.1
United Kingdom	5.0
United States	67.2

Total	100.0%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/07 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (at amortized cost)	$5,143,920,247

Cash	870,485

Interest and other receivables	9,497,825

Total assets	5,154,288,557

LIABILITIES

Distributions payable to shareholders	16,812,752

Payable for securities purchased	93,987,030

Payable for compensation of Manager (Note 2)	662,570

Payable for investor servicing and custodian fees (Note 2)	49,084

Payable for Trustee compensation and expenses (Note 2)	78,195

Payable for administrative services (Note 2)	16,000

Payable for distribution fees (Note 2)	2,560

Other accrued expenses	85,428

Total liabilities	111,693,619

Net assets	$5,042,594,938

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$5,042,630,367

Undistributed net investment income (Note 1)	56,123

Accumulated net realized loss on investments (Note 1)	(91,552)

Total — Representing net assets applicable to capital shares outstanding	$5,042,594,938

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class I share
($1,650,370,108 divided by 1,650,458,904 shares)	$1.00

Net asset value, offering price and redemption price per class S share
($1,104 divided by 1,105 shares)	$1.00

Net asset value, offering price and redemption price per class A share
($1,100 divided by 1,100 shares)	$1.00

Net asset value, offering price and redemption price per class R share
($1,092 divided by 1,092 shares)	$1.00

Net asset value, offering price and redemption price per class P share
($3,392,221,534 divided by 3,392,168,166 shares)	$1.00

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/07 (Unaudited)

INTEREST INCOME	$137,977,324

EXPENSES

Compensation of Manager (Note 2)	6,407,623

Investor servicing fees (Note 2)	250,801

Custodian fees (Note 2)	53,484

Trustee compensation and expenses (Note 2)	54,229

Administrative services (Note 2)	56,207

Distribution fees — Class S (Note 2)	1

Distribution fees — Class A (Note 2)	5,737

Distribution fees — Class R (Note 2)	3

Other	347,948

Fees waived and reimbursed by Manager (Note 2)	(4,108,944)

Total expenses	3,067,089

Expense reduction (Note 2)	(27,351)

Net expenses	3,039,738

Net investment income	134,937,586

Net realized loss on investments (Notes 1 and 3)	(6,163)

Net loss on investments	(6,163)

Net increase in net assets resulting from operations	$134,931,423

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS

	Six months ended	Year ended
	3/31/07*	9/30/06

Operations:
Net investment income	$ 134,937,586	$ 143,754,577

Net realized loss on investments	(6,163)	(37,824)

Net increase in net assets resulting from operations	134,931,423	143,716,753

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class I	(66,007,481)	(15,484,474)

Class S	(28)	(47)

Class A	(126,939)	(191,514)

Class R	(25)	(43)

Class P	(69,251,443)	(127,683,109)

Increase from capital share transactions (Note 4)	1,327,599,627	1,284,826,641

Total increase in net assets	1,327,145,134	1,285,184,207

NET ASSETS

Beginning of period	3,715,449,804	2,430,265,597

End of period (including undistributed net investment
income of $56,123 and $504,453, respectively)	$5,042,594,938	$3,715,449,804

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:			RATIOS AND SUPPLEMENTAL DATA:

								Total			Ratio of net
	Net asset			Total	From		Net asset	return	Net	Ratio of	investment
	value,	Net	Net realized	from	net		value,	at net	assets,	expenses to	income (loss)
	beginning	investment	gain (loss) on	investment	investment	Total	end	asset	end of period	average net	to average
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	of period	value (%)(b)	(in thousands)	assets (%)(a,c)	net assets (%)(a)

CLASS I
March 31, 2007**	$1.00	.0262	—(d)	.0262	(.0263)	(.0263)	$1.00	2.67*	$1,650,370	.06*	2.67*
September 30, 2006	1.00	.0460	(.0001)	.0459	(.0459)	(.0459)	1.00	4.70	546,223.15		4.65
September 30, 2005	1.00	.0258	—(d)	.0258	(.0258)	(.0258)	1.00	2.61	1.18		3.08
September 30, 2004†	1.00	.0048	—(d)	.0048	(.0048)	(.0048)	1.00	.48*	1	.08*	.48*

CLASS S
March 31, 2007**	$1.00	.0257	—(d)	.0257	(.0258)	(.0258)	$1.00	2.61*	$1	.11*	2.57*
September 30, 2006	1.00	.0450	(.0001)	.0449	(.0449)	(.0449)	1.00	4.59	1.25		4.50
September 30, 2005	1.00	.0248	—(d)	.0248	(.0248)	(.0248)	1.00	2.51	1.28		2.50
September 30, 2004†	1.00	.0044	—(d)	.0044	(.0044)	(.0044)	1.00	.44*	1	.12*	.44*

CLASS A
March 31, 2007**	$1.00	.0249	—(d)	.0249	(.0250)	(.0250)	$1.00	2.53*	$1	.18*	2.60*
September 30, 2006	1.00	.0435	(.0001)	.0434	(.0434)	(.0434)	1.00	4.44	75.40		4.63
September 30, 2005	1.00	.0233	—(d)	.0233	(.0233)	(.0233)	1.00	2.36	1.43		2.34
September 30, 2004†	1.00	.0038	—(d)	.0038	(.0038)	(.0038)	1.00	.38*	1	.18*	.38*

CLASS R
March 31, 2007**	$1.00	.0237	—(d)	.0237	(.0238)	(.0238)	$1.00	2.41*	$1	.31*	2.37*
September 30, 2006	1.00	.0410	(.0001)	.0409	(.0409)	(.0409)	1.00	4.18	1.65		4.10
September 30, 2005	1.00	.0209	—(d)	.0209	(.0209)	(.0209)	1.00	2.11	1.68		2.10
September 30, 2004†	1.00	.0027	—(d)	.0027	(.0027)	(.0027)	1.00	.27*	1	.28*	.28*

CLASS P
March 31, 2007**	$1.00	.0262	—(d)	.0262	(.0263)	(.0263)	$1.00	2.67*	$3,392,222	.06*	2.61*
September 30, 2006	1.00	.0460	(.0001)	.0459	(.0459)	(.0459)	1.00	4.70	3,169,150.15		4.64
September 30, 2005	1.00	.0258	—(d)	.0258	(.0258)	(.0258)	1.00	2.61	2,430,261.18		2.53
September 30, 2004†	1.00	.0048	—(d)	.0048	(.0048)	(.0048)	1.00	.48*	3,684,661	.08*	.49*

* Not annualized.

** Unaudited.

† For the period May 6, 2004 (commencement of operations) to September 30, 2004.

(a) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage
of average
net assets

March 31, 2007	0.08%

September 30, 2006	0.13

September 30, 2005	0.10

September 30, 2004	0.05

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.0001 per share.

The accompanying notes are an integral part of these financial statements.

36	37

Notes to financial statements 3/31/07 (Unaudited)

Note 1: Significant accounting policies

Putnam Prime Money Market Fund (the “fund”), is a series of Putnam Funds Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide as high a rate of current income as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital and maintenance of liquidity by investing in a diversified portfolio of high-quality, short-term obligations.

The fund offers class I, class S, class A, class R and class P shares. Each class of shares is sold at net asset value without a front-end or deferred sales charge. The expenses for class I, class S, class A, class R and class P shares may differ based on each class’ distribution fee, which is identified in Note 2. The minimum order size for class I, class S, class A and class R shares is $10 million, subject to a temporary waiver by Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for financial institutions that confirm their intent to invest at least $10 million within 90 days. Orders placed by a financial institution for more than one client may be aggregated for purposes of the minimum initial order size. Class P shares are only available to other Putnam mutual funds and other accounts managed by Putnam Management or its affiliates.

Investment income, realized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 90 days.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2006, the fund had a capital loss carryover of $60,851 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 4,647	September 30, 2012

2,522	September 30, 2013

53,682	September 30, 2014

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2007 $24,538 of losses recognized during the period November 1, 2005 to September 30, 2006.

The aggregate identified cost on a financial reporting and tax basis is the same.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on an annual rate of 0.20% of the average net assets of the fund. The fund also compensates Putnam Management monthly for certain administrative services provided based on the average net assets of the fund. Such administrative fees are based on an annual rate of 0.05% of the average net assets of the fund and totaled $1,281,525 for the period ended March 31, 2007. These amounts are included in Compensation of Manager in the statement of operations.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through September 30, 2007, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, expense offset and brokerage service arrangements, and payments under the fund’s distribution plan) would exceed an annual rate as low as 0.12% of the fund’s average net assets and in any event no greater than 0.20% of the fund’s average net assets. For the period ended March 31, 2007, Putnam Management waived $4,108,944 of its management fee from the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC received fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.01% of the fund’s average net assets. During the period ended March 31, 2007, the fund incurred $302,785 for these services. State Street Bank and Trust Company will begin providing custodial functions for the fund’s assets in the subsequent period.

The fund has entered into an arrangement with PFTC whereby PFTC’s fees are reduced by credits allowed on cash balances. For the six months ended March 31, 2007, the fund’s expenses were reduced by $27,351 under this arrangement.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,228, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class S, class A and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.25%, 0.35% and 1.00% of the average net assets attributable to class S, class A and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.10%, 0.25% and 0.50% of the average net assets attributable to class S, class A and class R shares, respectively.

Note 3: Purchases and sales of securities

During the six months ended March 31, 2007, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $63,250,196,650 and $61,950,946,394, respectively.

Note 4: Capital shares

At March 31, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

CLASS I	Shares	Amount

Six months ended 3/31/07:

Shares sold	22,072,986,358	$ 22,072,986,358

Shares issued
in connection
with reinvestment
of distributions	46,633,197	46,633,197

	22,119,619,555	22,119,619,555

Shares
repurchased	(21,015,337,356)	(21,015,337,356)

Net increase	1,104,282,199	$ 1,104,282,199

Year ended 9/30/06:

Shares sold	5,721,990,422	$ 5,721,990,422

Shares issued
in connection
with reinvestment
of distributions	9,483,823	9,483,823

	5,731,474,245	5,731,474,245

Shares
repurchased	(5,185,298,571)	(5,185,298,571)

Net increase	546,175,674	$ 546,175,674

CLASS S	Shares	Amount

Six months ended 3/31/07:

Shares sold	—	$ —

Shares issued
in connection
with reinvestment
of distributions	28	28

	28	28

Shares
repurchased	—	—

Net increase	28	$28

Year ended 9/30/06:

Shares sold	—	$ —

Shares issued
in connection
with reinvestment
of distributions	47	47

	47	47

Shares
repurchased	—	—

Net increase	47	$47

CLASS A	Shares	Amount

Six months ended 3/31/07:

Shares sold	381,379,425	$ 381,379,425

Shares issued
in connection
with reinvestment
of distributions	27	27

	381,379,452	381,379,452

Shares
repurchased	(381,453,253)	(381,453,253)

Net decrease	(73,801)	$ (73,801)

Year ended 9/30/06:

Shares sold	496,439,768	$ 496,439,768

Shares issued
in connection
with reinvestment
of distributions	45	45

	496,439,813	496,439,813

Shares
repurchased	(496,365,939)	(496,365,939)

Net increase	73,874	$ 73,874

CLASS R	Shares	Amount

Six months ended 3/31/07:

Shares sold	—	$ —

Shares issued
in connection
with reinvestment
of distributions	25	25

	25	25

Shares
repurchased	—	—

Net increase	25	$25

Year ended 9/30/06:

Shares sold	—	$ —

Shares issued
in connection
with reinvestment
of distributions	43	43

	43	43

Shares
repurchased	—	—

Net increase	43	$43

CLASS P	Shares	Amount

Six months ended 3/31/07:

Shares sold	12,770,957,548	$ 12,770,957,548

Shares issued
in connection
with reinvestment
of distributions	—	—

	12,770,957,548	12,770,957,548

Shares
repurchased	(12,547,566,372)	(12,547,566,372)

Net increase	223,391,176	$ 223,391,176

Year ended 9/30/06:

Shares sold	23,178,513,838	$ 23,178,513,838

Shares issued
in connection
with reinvestment
of distributions	—	—

	23,178,513,838	23,178,513,838

Shares
repurchased	(22,439,936,835)	(22,439,936,835)

Net increase	738,577,003	$ 738,577,003

At March 31, 2007, Putnam, LLC owned the following class shares:

		Percent of
	Shares	Ownership	Value

Class S	1,105	100%	$1,104

Class A	1,100	100	1,100

Class R	1,092	100	1,092

At March 31, 2007, other Putnam mutual funds, and not Putnam, LLC, owned 3,392,168,166 class P shares of the fund (100% of class P shares outstanding), valued at $3,392,221,534.

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam

Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 6: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. The effects of implementing this pronouncement, if any, will be noted in the fund’s next semiannual financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Putnam puts your
interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25% .

Fund information

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	President	Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Chief Compliance Officer
Marketing Services	Principal Executive Officer,
Putnam Retail Management	Associate Treasurer and	Mark C. Trenchard
One Post Office Square	Compliance Liaison	Vice President and
Boston, MA 02109		BSA Compliance Officer
Jonathan S. Horwitz
Custodians	Senior Vice President	Judith Cohen
Putnam Fiduciary Trust	and Treasurer	Vice President, Clerk and
Company, State Street Bank		Assistant Treasurer
and Trust Company	Steven D. Krichmar
	Vice President and	Wanda M. McManus
Legal Counsel	Principal Financial Officer	Vice President, Senior Associate
Ropes & Gray LLP		Treasurer and Assistant Clerk
Janet C. Smith
Trustees	Vice President, Principal	Nancy E. Florek
John A. Hill, Chairman	Accounting Officer and	Vice President, Assistant Clerk,
Jameson Adkins Baxter,	Assistant Treasurer	Assistant Treasurer and
Vice Chairman		Proxy Manager
Charles B. Curtis	Susan G. Malloy
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
W. Thomas Stephens	Vice President
Richard B. Worley
Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam Prime Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-752-2693 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-752-2693.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA093 243429 5/07

Putnam Prime Money Market Fund
Supplement to the semiannual report dated 3/31/07

The following information has been prepared to provide class P shareholders with a performance overview specific to their holdings. Class P shares are offered exclusively to clients that meet the eligibility requirements specified in the fund’s prospectus for such shares.

RESULTS AT A GLANCE

Total return for periods ended 3/31/07
			NAV
Life of fund (since inception, 5/6/04)			10.83%
Annual average			3.61
1 year			5.28
6 months			2.67

Current yield (end of period)

7-day yield (with expense limitation)			5.26%
7-day yield (without expense limitation)			5.11
30-day yield (with expense limitation)			5.25
30-day yield (without expense limitation)			5.10

Share value:			NAV

9/30/06			$1.00
3/31/07			$1.00

Distributions:	No.	Income	Capital gains	Total
	6	$0.026299	---	$0.026299

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to maintain a constant share price of $1.00, it is possible to lose money by investing in this fund.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Class P shares do not carry an initial sales charge or contingent deferred sales charge. Yield reflects current performance more closely than total return. See full report for information on comparative returns. If you have questions, please consult your fund’s prospectus or call Putnam toll free at 1-800-752-2693.For the most recent month-end performance please visit www.putnam.com.

For a portion of the periods, the fund may have limited expenses, without which returns and yields would have been lower.

A discussion of the information appearing in the tables below can be found in the “Your Fund’s Expenses” section of the accompanying shareholder report:

EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 3/31/07

Class P
Expenses paid per $1,000*	$0.61
Ending value (after expenses)	$1,026.70

EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 3/31/07

Class P
Expenses paid per $1,000*	$0.61
Ending value (after expenses)	$1,024.33

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio	0.12%
Average annualized expense ratio for Lipper peer group†	0.35%

* Expenses are calculated using the fund’s annualized expense ratio for P shares, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/07. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† Simple average of the expenses of all funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 3/31/07. To facilitate comparison, Putnam has adjusted this Lipper total expense average to reflect that class P shares do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Effective January 1, 2007, the fund retained State Street Bank and Trust Company ("State Street") as its custodian. Putnam Fiduciary Trust Company, the fund's previous custodian, is managing the transfer of the fund's assets to State Street. This transfer is expected to be completed for all Putnam funds during the first half of 2007, with PFTC remaining as custodian with respect to fund assets until the assets are transferred. Also effective January 1, 2007, the fund's investment manager, Putnam

Investment Management, LLC entered into a Master Sub-Accounting Services Agreement with State Street, under which the investment manager has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund.

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: May 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: May 29, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 29, 2007